                                                This AMENDMENT NO. 4 and WAIVER, dated as of August 13, 2004
                                    (this "Amendment") to the Amended and Restated Receivables Transfer
                                    Agreement dated as of August 16, 2002, as originally dated October 17, 2001
                                    (the "Receivables Transfer Agreement"), by and among TYSON
                                    RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the "Transferor"), TYSON FOODS, INC., a Delaware corporation, individually ("Tyson"), as collection agent (in such capacity, the
                                    "Collection Agent") and as guarantor under the Limited Guaranty set forth in
                                    Article IX (in such capacity, the "Guarantor"), the several commercial paper conduits parties thereto and their respective permitted successors and assigns
                                    (the "CP Conduit Purchasers", each, individually, a "CP Conduit Purchaser"), the several financial institutions parties thereto as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed Purchasers", each, individually, a "Committed Purchaser"), the agent bank of each CP Conduit
                                    Purchaser and Committed Purchaser and its permitted successor and assign (the
                                    "Funding Agent" with respect to such CP Conduit Purchaser and Committed
                                    Purchaser), and JPMorgan Chase Bank, a New York state banking corporation
                                    ("JPMorgan"), as administrative agent for the benefit of the CP Conduit
                                    Purchasers, the Committed Purchasers and the Funding Agents, (in such capacity, the "Administrative Agent").

RECITALS

            WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

            WHEREAS, the parties wish to extend the Facility A Commitment Expiry Date to August 12, 2005;

            WHEREAS, the parties wish to extend the Facility B Commitment Expiry Date to August 12, 2007;

            WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

            NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

            SECTION 1.  Definitions.  Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

            SECTION 2.  Extension of the Facility A Commitment Expiry Date.  The Transferor, Tyson, individually, as Collection Agent and as Guarantor, the Administrative Agent, and each Facility A CP Conduit Purchaser, Facility A Committed Purchaser and Facility A Funding Agent hereby agrees to the extension of the Facility A Commitment Expiry Date with respect to each Committed Purchaser from the current Facility A Commitment Expiry Date to August 12, 2005.

            SECTION 3.  Amendment to Section 5. 01(a)(iii).  Section 5.01(a)(iii) of the Receivables Transfer Agreement is hereby amended by inserting the words "or treasurer" after the words "the Transferor's chief financial officer" and before the words "stating that (x) the financial statements".

            SECTION 4.  Amendment to Section 5.01(a)(vii).  Section 5.01(a)(vii) of the Receivables Transfer Agreement is hereby amended by:

            (a) inserting the words "Without limiting the generality of the reporting requirements contained in this Section 5.01(a)," before the words "Promptly after the filing or receiving thereof," at the beginning of Section 5.01(a)(vii);

            (b) replacing the capitalized "P" in the word "Promptly" at the beginning of Section 5.01(a)(vii)
    with the lowercase "p"; and

            (c) inserting the words " which has any reasonable likelihood of having a Material Adverse
    Effect" after the words "any reportable event (as defined in Article IV of ERISA)" and before the words "which (A) the Transferor,".

            SECTION 5.  Amendment to Section 5.02(i).   Section 5.02(i) of the Receivables Transfer Agreement is hereby amended and restated in its entirety as follows:

            "(i) [RESERVED]"

            SECTION 6.  Amendment to Section 5.02(k).   Section 5.02(k) of the Receivables Transfer Agreement is hereby amended by deleting the words "(x) Section 7.13 and 7.14 of the 364-Day Credit Agreement or (y)" after the words "covenants set forth in" and before the words "Sections 7.13 and 7.14 of the Five-Year Credit Agreement".

            SECTION 7.  Amendment to Section 6.07(c).  Section 6.07(c) of the Receivables Transfer Agreement is hereby amended by replacing the number "$10,000,000" with the number "$50,000,000".

            SECTION 8.  Amendment to Section 6.07(d).  Section 6.07(d) of the Receivables Transfer Agreement is hereby amended by inserting the words "(other than any Inactive Subsidiaries which are not Sellers)" after the words "to the Collection Agent or any of its Subsidiaries" and before "; or".

            SECTION 9.  Amendment to Section 7.01(1)(j).   Section 7.01(1)(j) of the Receivables Transfer Agreement is hereby amended by replacing the number "$10,000,000" with the number "$50,000,000".

            SECTION 10.  Amendment to Section 7.01(2)(d).   Section 7.01(2)(d) of the Receivables Transfer Agreement is hereby amended by inserting the words "(other than an Inactive Subsidiary)" after the words "or any Subsidiary" and before the words "of Tyson that is not a Seller" in subclause (i) therein.

            SECTION 11.  Amendment to Section 7.01(2).  Section 7.01(2) is hereby amended by adding clause "(f)" after clause "(e)" in its entirety as follows:

            "(f)  any default or breach under Section 7.11 of the Five Year Credit Agreement dated as of June 9, 2004, by and among Tyson Foods, Inc., JPMorgan Chase bank, as Administrative Agent, the Issuing Banks, as defined in Article I thereto, and the banks party thereto from time to time, as in effect on August 13, 2004, without giving effect to any expiration or termination of thereof or any amendment, waiver or modification thereof, and such default or breach continues for 10 days after a Responsible Officer of Tyson has knowledge thereof."

            SECTION 12.  Amendment to Schedule A.  Schedule A to the Receivables Transfer Agreement is hereby further amended by adding the defined term "Inactive Subsidiary" in its entirety after the definition of "Guaranty" and before the definition of "Incremental Transfer" as follow:

            "Inactive Subsidiary' shall mean any Subsidiary that conducts no business and the assets of which have an aggregate book value of less than $1,000,000."

            SECTION 13.  Amendment to Definition of 364-Day Credit Agreement.  Schedule A to the Receivables Transfer Agreement is hereby amended by deleting in its entirety the definition of "364-Day Credit Agreement".

            SECTION 14.  Amendment to Definition of Facility B Commitment Expiry Date.  Clause (a) of the definition of Facility B Commitment Expiry Date in Schedule A of the Receivables Transfer Agreement is hereby amended and restated in its entirety as follows:

            "(a)  August 12, 2007;"

            SECTION 15.  Waiver of Section 5.02(e) Notice Requirement.  The Parties hereto and the Required Committed Purchasers hereby waive the 30 day notice requirement in Section 5.02(e) of the Receivables Transfer Agreement with respect to the addition of one or more accounts as Lockbox Accounts with JPMorgan Chase Bank as the Lockbox Bank pursuant to one or more Lockbox Agreements to be entered into during the month of August 2004.

            SECTION 16.  Termination of World Resource, Inc. and Waiver of Notice Requirement.  The Parties hereto and the Required Committed Purchasers hereby waive the occurrence of a Termination Event in Sections 7.01(1)(a) and 7.01(1)(o) of the Receivables Transfer Agreement arising from the dissolution of World Resource, Inc. and the termination of World Resource, Inc. as a Seller under the Receivables Purchase Agreement.

            SECTION 17.  Effect of Waiver.  Except as expressly set forth herein, the waivers herein shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Parties to the Receivables Transfer Agreement or the Required Committed Purchasers under the Receivables Transfer Agreement or any other Transaction Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Receivables Transfer Agreement or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Transferor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Receivables Transfer Agreement or any other Transaction Document in similar or different circumstances.

            SECTION 18.  Acknowledgment of Guarantor.  The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

            SECTION 19.  Counterparts;  Conditions to Effectiveness.  This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the "Effective Date") when:

            (i) executed counterparts of this Amendment and the 2004 Fee Letter, between the
    Transferor, Tyson and the Administrative Agent (the "2004 Fee Letter"), are delivered by each party hereto to the Administrative Agent;

            (ii) the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the 2004 Fee Letter;

            (iii) the Rating Agencies have provided the Rating Confirmations to the Administrative
    Agent and the Funding Agents, as may be necessary; and

            (iv) the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

            SECTION 20.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 21.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank.]

                        IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION,
as Transferor

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:    SVP Finance & Treasurer

TYSON FOODS, INC., individually as
Collection Agent and as Guarantor

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:    SVP Finance & Treasurer

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Administrative Agent

By:       /s/ Christopher Lew
Name:  Christopher Lew
Title:    Assistant Vice President

DELAWARE FUNDING COMPANY,
LLC, as CP Conduit Purchaser
By:  JPMorgan Chase Bank, as attorney-in
-fact for Delaware Funding Company, LLC

By:       /s/ Mark J. Connor
Name:  Mark J. Connor
Title:    Vice President

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Committed Purchaser for Delaware Funding
Company, LLC

By:       /s/ Bradley S. Schwartz
Name:  Bradley S. Schwartz
Title:    Managing Director

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Funding Agent for Delaware Funding
Company, LLC

By:       /s/ Christopher Lew
Name:  Christopher Lew
Title:    Assistant Vice President

PARK AVENUE RECEIVABLES
COMPANY, LLC, as CP Conduit Purchaser

By:       /s/ Kevin P. Burns
Name:  Kevin P. Burns
Title:    Vice President

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Committed Purchaser for Park Avenue
Receivables Company, LLC

By:       /s/ Bradley S. Schwartz
Name:  Bradley S. Schwartz
Title:    Managing Director

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Funding Agent for Park Avenue Receivables
Company, LLC

By:       /s/ Christopher Lew
Name:  Christopher Lew
Title:    Assistant Vice President

As Sellers:

THE PORK GROUP, INC.
TYSON FOODS, INC.
TYSON MEXICAN ORIGINAL, INC.
TYSON SALES AND DISTRIBUTION,
            INC.
TYSON FRESH MEATS, INC. (formerly
            known as IBP, INC.)

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:    SVP Finance & Treasurer

THREE PILLARS FUNDING LLC, as CP
Conduit Purchaser

By:       /s/ Evelyn Echevarria
Name:  Evelyn Echevarria
Title:    Vice President

SUNTRUST BANK, as Committed
Purchaser for Three Pillars Funding LLC

By:       /s/ Hugh E. Brown
Name:  Hugh E. Brown
Title:    Vice President

SUNTRUST BANK, as Funding Agent for
Three Pillars Funding LLC

By:       /s/ Hugh E. Brown
Name:  Hugh E. Brown
Title:    Vice President

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as CP Conduit Purchaser

By:  COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK
INTERNATIONAL", NEW YORK
BRANCH, as Attorney-in-Fact

By:       /s/ Jocelyne Lallemand
Name:  Jocelyne Lallemand
Title:    Vice President

By:       /s/ Wenchi Hu
Name:  Wenchi Hu
Title:    Executive Director

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK INTERNATIONAL",
NEW YORK BRANCH, as Committed
Purchaser for Nieuw Amsterdam Receivables
Corporation

By:       /s/ Jocelyne Lallemand
Name:  Jocelyne Lallemand
Title:    Vice President

By:       /s/ Wenchi Hu
Name:  Wenchi Hu
Title:    Executive Director

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK INTERNATIONAL",
NEW YORK BRANCH, as Funding Agent
for Nieuw Amsterdam Receivables
Corporation

By:       /s/ Jocelyne Lallemand
Name:  Jocelyne Lallemand
Title:    Vice President

By:       /s/ Wenchi Hu
Name:  Wenchi Hu
Title:    E D